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                                                                    EXHIBIT 10.5

            THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
            --------------------------------------------------------


          THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of February 16, 2000 by and between PartMiner, Inc., a New
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York corporation (the "Company"), and Boston Ventures Limited Partnership V
                       -------
("Boston Ventures"), Seacoast Capital Partners Limited Partnership and Seacoast
-----------------
Investors LLC (together, "Seacoast"), Vulcan Securities Limited ("Vulcan"),
                          --------                                ------
Cahners Information Holdings, Inc. ("CIH"), Information Handling Services Inc.
                                     ---
("IHS"), Integral Capital Partners IV MS Side Fund, L.P. and Integral Capital
  ---
Partners IV, L.P. (together, "Integral"), Agile Software Corp. ("Agile"), Impact
                              --------                           -----
Venture Partners L.P. ("Impact"), OMI Partnership Holdings Ltd. ("Onex"),
                        ------                                    ----
Generation Capital Partners L.P., State Board of Administration of Florida and Generation Parallel Management Partners, L.P. (together, "GP"), Broadview SLP
                                                          --
("Broadview"), The Goldman Sachs Group, Inc. ("Goldman") (Integral, Agile,
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Impact, Onex, GP, Broadview and Goldman collectively, the "Series B Investors"),
                                                           ------------------
Emil H. Dahan, Michael J. Galvin, Patricia Tuxbury Salem, Peter W. Jeng, James
L. McAlarney, III and IHD-PM, LLC (IHD-PM, LLC and Messrs. Dahan, Galvin, Jeng and McAlarney and Ms. Salem collectively, the "Individual Purchasers"; and
                                               ---------------------
together with Boston Ventures, Seacoast, Vulcan, CIH, IHS and the Series B Investors, the "Purchasers").
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                                  INTRODUCTION
                                  ------------

          Boston Ventures has purchased shares of the Company's Series A Preferred Stock, $.01 par value per share (the "Series A Shares"), and Vulcan's
                                                ---------------
assignor has purchased shares of the Company's common stock, $.0001 par value per share (the "Common Stock"), pursuant to a Stock Purchase Agreement dated as
                ------------
of March 16, 1999 (the "Purchase Agreement").  CIH has purchased shares of
                        ------------------
Common Stock, pursuant to a Stock Purchase Agreement dated September 10, 1999 (the "CIH Purchase Agreement"). IHS, Vulcan's assignor (in addition to the
      ----------------------
Common Stock purchased by its assignor pursuant to the Purchase Agreement) and the Individual Purchasers acquired shares of Common Stock pursuant to an Agreement and Plan of Merger dated as of November 30, 1999 (the "Merger
                                                                 ------
Agreement").  IHD-PM, LLC has acquired shares of Common Stock pursuant to a
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Common Stock Purchase Agreement by and between Bruce and Lynne Friedman and IHD-
PM, LLC dated February 16, 2000.

          The Series B Investors, CIH, Seacoast, Boston Ventures and Vulcan have agreed to purchase shares of the Company's Series B Convertible Preferred Stock (the "Series B Shares") pursuant to a Preferred Stock Purchase Agreement dated
      ---------------
February 16, 2000 (the "Series B Purchase Agreement").  The parties hereto,
                        ---------------------------
except the Series B Investors and Seacoast Investors LLC, executed an Amended and Restated Registration Rights Agreement dated as of December 6, 1999 (the "December 6 Registration Rights Agreement") as a condition precedent to the
-----------------------------------------
obligation of IHS, the Company, Vulcan's assignor and the Individual Purchasers to enter into the Merger Agreement. The execution of this Agreement (which amends and restates the December 6 Registration Rights Agreement) is a condition precedent to the obligation of the Series B Investors, CIH, Seacoast, Boston Ventures, Vulcan and the Company to consummate
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the Series B Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Series B Purchase
Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          Section 1.  Demand Registration Rights.  (a)  Commencing on the date
                      --------------------------
which is 180 days (or such later date as may be required by the underwriting agreement in the initial public offering) after the closing date of the initial public offering of Common Stock under the Securities Act of 1933, as amended (the "Act"), if holders of more than 30% of the Registrable Securities (as defined in Section 4) request the Company to file a registration statement under the Act for a firm commitment underwritten public offering of not less than 25% of the Registrable Securities (or any lesser percentage if the anticipated aggregate offering price of such offering, net of underwriting discounts and commissions, exceeds $30 million), the Company shall promptly give written notice of the proposed registration to all other holders of Registrable Securities and, as soon as practicable, use its best efforts to so register under the Act the Registrable Securities requested to be registered by the Purchasers. The Company is obligated to effect two such demand registrations, which shall not be within the same six month period.

          (b) If the Company shall furnish to the requesting Purchasers a certificate signed by the President or Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors (excluding the nominees of the requesting Purchaser), (i) such registration would have an adverse effect on any plan by the Company to engage in any acquisition of material assets or any merger, consolidation, tender offer, or similar transaction, (ii) such registration would require the Company to file a registration statement which includes audited financial statements as of the date other than the date as of which the Company regularly prepares audited financial statements, provided that this clause (ii) shall not apply if the requesting Purchasers shall agree to pay all such additional expenses incurred by the Company with respect to the preparation of such financial statements,
(iii) such registration would interfere with any material transaction involving the Company or would require premature disclosure thereof, or (iv) such registration would have a material adverse effect on the distribution of a registered primary offering of equity securities by the Company pursuant to a registration statement effective before the date of such demand, the Company shall have the right to defer the filing of a Registration Statement with respect to such offering for a period of not more than 90 days from delivery of the request of the Purchasers; provided, however, that the Company may not
                               --------  -------
utilize this right more than twice during any 12-month period.

          (c) If the underwriter managing the offering determines that, because of marketing considerations, all of the Registrable Securities requested to be registered may not be included in the offering, then all holders of Registrable Securities who have requested registration shall participate in the offering pro rata based upon the number of Registrable Securities which they have requested to be so registered. If any such reduction results in the inclusion of less than 70% of the Registrable Securities requested by the Purchasers to be

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included in the offering, such registration shall not reduce the number of registrations available to the Purchasers under this Section 1.

          (d) If the Company includes in any registration required under this
Section 1 a number of shares other than Registrable Securities that exceeds the number of Registrable Securities to be included, then such registration shall be deemed to be a registration under Section 2 hereof instead of this Section 1.
In all other cases where the Company includes in such registration any shares other than Registrable Securities, such registration shall remain subject to this Section 1, provided that in no event shall other shares be included if such inclusion would (i) prevent holders of Registrable Securities from registering all Registrable Securities requested by them or (ii) materially adversely affect the offering price of the Registrable Securities in such registration.

          Section 2.  Piggyback Registration Rights.  (a)  Whenever the Company
                      -----------------------------
proposes to register any Common Stock for its own or others' account under the Act, other than a registration relating to employee benefit plans or a registration solely relating to shares to be sold under Rule 145 under the Act, the Company shall give each holder of Registrable Securities and Individual Registrable Securities (as defined in Section 4) prompt written notice of its intent to do so. Upon the written request of any such holder given within 15 days after receipt of such notice, the Company will use its best efforts to cause to be included in such registration all of the Registrable Securities and Individual Registrable Securities which such holder requests.

          (b) If the Company is advised in writing in good faith by any managing underwriter of the securities being offered pursuant to any registration statement under this Section 2 that, because of marketing considerations, the number of shares to be sold by persons other than the Company is greater than the number of such shares which can be offered without adversely affecting the offering, the Company may reduce pro rata the number of shares offered for the accounts of such persons (based upon the number of shares requested by each such person to be included in the registration) to a number deemed satisfactory by such managing underwriter, unless the registration statement is filed pursuant to a demand registration right of a person, in which case the shares of such person shall be offered first, and no additional shares shall be included until all of the shares subject to the demand registration have been included.

          Section 3.  Form S-3 Registration Rights.  Subject to Section 1(b),
                      ----------------------------
if, at a time when Form S-3 is available for such registration, the Company shall receive from the holders of at least 30% of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 of any of its Registrable Securities, the Company will promptly give written notice of the proposed registration to all other holders of Registrable Securities and, as soon as practicable, effect such registration and all related qualifications and compliances as may be requested and as would permit or facilitate the sale and distribution of all Registrable Securities as are specified in such request and any written requests of other holders given within 15 days after receipt of such notice. The Company shall have no obligation to effect a registration under this Section 3 (a) unless the aggregate offering price of the Registrable Securities requested to be sold pursuant to such registration is expected to be equal to or greater than $3,000,000 or (b) more often than once in any six-month period. Any registration under this

                                       3
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Section 3 will not be counted as a registration under Section 1 above.
Notwithstanding anything herein to the contrary, the Company shall only be obligated to pay the expenses set forth in Section 8 hereof, for three (3) registrations under this Section 3 and shall only be obligated to effect a total of six (6) registrations under this Section 3.

          Section 4.  Registrable Securities. (a) "Registrable Securities" means
                      ----------------------
(x) any shares of Common Stock (i) held by Vulcan, IHS (or any assignees of any shares of Common Stock originally held by Vulcan or IHS), CIH or Integral and any other shares of Common Stock issued in respect of such securities (as a result of stock splits, stock dividends, reclassifications, recapitalizations or other events), (ii) issued upon the conversion by Seacoast of the Warrant to purchase Common Stock of the Company dated July 30, 1997 or (iii) issued upon the conversion of the Series A Shares or Series B Shares held by any Purchasers; provided, that with regard to Sections 1(a), 3, 12 and 19 hereof, references to
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"Registrable Securities" shall mean, with respect to clause (iii) of this
Section 4(a), shares of Common Stock issued or issuable upon conversion of Series A Shares or Series B Shares; (y) any other shares of Common Stock held or acquired (or which may be acquired upon the exercise or conversion of securities for or into shares of Common Stock) by the Purchasers (other than any Individual Purchaser) pursuant to any preemptive right, right of first refusal or otherwise; and (z) any other shares of Common Stock issued in respect of any of such securities (as a result of stock splits, stock dividends, reclassifications, recapitalizations or other events); provided, however, that
                                                       --------  -------
such securities shall cease to be Registrable Securities upon (i) any sale pursuant to a registration statement under the Act, (ii) any sale which is a "brokers' transaction" pursuant to Rule 144 under the Act, or (iii) in the event of any registration requested pursuant to Section 3, upon receipt by the Company of a written opinion of independent counsel, a copy of which will be provided to the holders of such securities, that such securities are freely tradeable without registration pursuant to Rule 144(k) (or any successor thereto) under the Act.

          (b) "Individual Registrable Securities" means (x) any shares Common
               ---------------------------------
Stock acquired by the Individual Purchasers; and (y) any other shares of Common Stock issued in respect of any of such securities (as a result of stock splits, stock dividends, reclassifications, recapitalizations or other events); provided, however, that such securities shall cease to be Individual Registrable
--------  -------
Securities upon (i) any sale pursuant to a registration statement under the Act or (ii) any sale which is a "brokers' transaction" pursuant to Rule 144 under the Act.

          Section 5.  Blue Sky in Demand Registrations and Form S-3 Registration
                      ----------------------------------------------------------
Rights.  In the event of any registration pursuant to Section 1 or 3, the
------
Company will exercise its best efforts to register and qualify the securities covered by the registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be required and reasonably appropriate for the distribution of such securities expected to be sold by the underwriter in such states; provided, however, that (a) the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and (b) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling stockholders, such expenses shall be payable pro rata by selling stockholders.

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

          Section 6.  Selection of Underwriter.  The underwriter of any offering
                      ------------------------
requested pursuant to this Agreement shall be selected by the Company.

          Section 7.  Registration Procedures.  If and whenever the Company is
                      -----------------------
required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Securities under the Act, the Company shall: (a) as expeditiously as possible (and, in the case of a registration under Section 1, within 120 days of any request thereunder) file with the Securities and Exchange Commission (the "Commission") a registration statement, in form and substance required by the Act, with respect to such Registrable Securities and use its best efforts to cause that registration statement to become effective;

          (b) as expeditiously as possible, prepare and file with the Commission any amendments and supplements to the registration statement and the prospectus included in the registration statement as may be necessary to keep the registration statement effective, in the case of a firm commitment underwritten public offering, until completion of the distribution of all securities described therein and, in the case of any other offering, until the earlier of the sale of all Registrable Securities covered thereby or nine (9) months after the effective date thereof;

          (c) as expeditiously as possible, furnish to the selling Purchasers, such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the selling Purchasers may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by them;

          (d) in connection with each registration pursuant to Sections 1, 2 and 3 above covering an underwritten public offering, the Company and the selling Purchasers agree to enter into a written agreement with the managing underwriter in such form and containing such provisions (including, if the underwriter so requests, customary contribution provisions on the part of the Company) as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature, provided that the selling Purchasers shall not be obligated to enter into any such underwriting agreement if the indemnification provisions thereof are more burdensome on the selling Purchasers than those contained herein;

          (e) at the request of the selling Purchasers, the Company will furnish to each underwriter, if any, and the selling Purchasers, a legal opinion of its counsel and a letter from its independent certified public accountants, each in customary form and substance, at such time or times as such documents are customarily provided in the type of offering involved provided that furnishing such documents does not require any information or opinions other than as provided in the underwriting agreement for the Company's initial public offering;

          (f) whenever the Company is registering any Common Stock under the Act and any Purchaser is selling securities under such registration or determines with the opinion of its counsel, that it may be a controlling person under the Act, the Company will keep the selling

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Purchaser advised in writing of the initiation, progress and completion of such registration, will allow the selling Purchaser and its counsel to participate, at the sole expense of the selling Purchaser, in the preparation of the registration statement and to have access to all relevant corporate records, documents and information, not inconsistent with the information that the Company includes in the registration statement, will include in the registration statement such information as the selling Purchaser may reasonably request and will take all such other action as the selling Purchaser may reasonably request;

          (g) the selling Purchasers shall furnish to the Company such information regarding the selling Purchasers and the distribution proposed by them as the Company may reasonably request in writing and as shall be required in connection with the registration, qualification or compliance referred to in this Agreement;

          (h) as of the effective date of any registration statement relating thereto, cause all such Registrable Securities and/or Individual Registrable Securities to be listed on each securities exchange or Nasdaq system on which Common Stock of the Company are then listed; and

          (i) as of the effective date of any registration statement relating thereto, provide a transfer agent for all Registrable Securities and Individual Registrable Securities.

          Section 8.  Expenses.  The Company will pay all expenses incurred by
                      --------
the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, transfer taxes, fees and expenses of counsel for the Company and the reasonable fees (up to $50,000 for each registration) and expenses of one counsel selected by the selling Purchasers reasonably acceptable to the Company to be included in such registration to represent them, and state Blue Sky fees and expenses, but excluding underwriting discounts and selling commissions relating to the sale of the Registrable Securities and/or Individual Registrable Securities, and the expenses of the Purchasers to the extent the Purchasers are only participating pursuant to Section 7(f).

          Section 9.  Notification.  The Company shall promptly notify  the
                      ------------
selling Purchasers of any event which results in the prospectus included in such registration statement, as then in effect, containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Purchasers will immediately discontinue any sales of the Company's securities upon such notice until an amendment or supplement has been prepared and filed (and effective in the case of a post-effective amendment).

          Section 10.  Indemnification and Contribution.  (a) Indemnification by
                       --------------------------------       ------------------
the Company.  The Company shall indemnify and hold harmless each of the
-----------
Purchasers, their respective officers, directors, employees, partners and members, each underwriter of the Registrable Securities and/or Individual Registrable Securities being sold by the Purchasers, and each controlling person of any of the foregoing, against all claims, losses, judgments, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering, circular, or other document relating to such Registrable Securities and/or Individual Registrable Securities (or in any related registration statement) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any applicable state securities laws, or any rule or regulation promulgated thereunder, applicable to the Company and relating to action or inaction required of the Company in connection with any registration, qualification or compliance contemplated by this Agreement, and will reimburse the Purchasers, each of their officers, directors, employees, partners and members, and each such underwriter and controlling person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability (i) arises out of or is based on any untrue statement or omission based upon and in conformity with written information furnished to the Company by or on behalf of the Purchasers and stated to be specifically for use in any prospectus, offering, circular or any amendments or supplements thereto after the Company has furnished the Purchasers with a sufficient number of copies thereof, or (ii) results solely from the failure of the Purchasers to deliver a copy of the prospectus, offering circular or any amendments or supplements thereto after the Company has furnished the Purchasers with a sufficient number of copies thereof.

          (b) Indemnification by the Purchasers. Each Purchaser, severally and
              ---------------------------------
not jointly, shall indemnify and hold harmless the Company, its directors, its officers, each underwriter of the Registrable Securities and/or Individual Registrable Securities, and each controlling person of any of the foregoing, against all claims, losses, judgments, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document relating to the Registrable Securities and/or Individual Registrable Securities (or in any related registration statement) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or the failure of such Purchaser to deliver a copy of the prospectus, offering circular, or any amendments or supplements thereto, and will reimburse the Company and each such director, officer or controlling person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however,
                                                             --------  -------
that no Purchaser will be liable in any such case except to the extent that any such claim, loss, damage or liability arises out of any untrue statement or omission based upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser and stated to be specifically for use therein; provided, further, that in no event shall any indemnity by any
         --------  -------
Purchaser under this subsection 10(b), together with any amount payable under subsection 10(d), exceed the net proceeds from the offering received by such Purchaser.

          (c) Procedures for Indemnification.  Each party entitled to
              ------------------------------
indemnification under Subsection (a) or (b) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the

Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld or delayed); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if in the written opinion of counsel to the Indemnified Party reasonably acceptable to the Indemnifying Party, such counsel shall believe in good faith that representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by counsel to the Indemnifying Party in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle for monetary amounts such claim or litigation without the prior written consent of the Indemnifying Party.

          (d) Contribution.  If the indemnification provided for in Subsections
              ------------
10(a) or (b) is unavailable to any Indemnified Party thereunder in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to in such Sections, then each person or entity that would have been an Indemnifying Party thereunder shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on one hand and such Indemnified Party on the other and also the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other. The relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, or whether such losses, claims, damages or liabilities (or actions in respect thereof) arose out of the action or failure to act of one or more of such parties. Notwithstanding the foregoing, (i) the Purchasers will not be required to contribute any amount in excess of the net proceeds to the Purchasers of all Registrable Securities and Individual Registrable Securities sold by them pursuant to such registration statement, and (ii) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

          Section 11.  Reports Under Exchange Act.  With a view to making
                       --------------------------
available to the Purchasers the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the Commission that may at any time permit a holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to use its best efforts to satisfy the requirements applicable to the Company of all such rules and regulations (including the requirements for public information, registration under the Exchange Act and timely reporting to the Commission) at the earliest possible date (but in any event not later than 90 days) after the effective date of the registration statement for its first registered public offering. The Company will furnish to the Purchasers whenever reasonably requested, a written statement as to its compliance with the reporting requirements of Sections 13 or 15(d) under the Exchange Act, a copy of its most recent annual or quarterly report, and such other reports and information filed by the Company as the Purchasers may reasonably request in connection with the sale of Registrable Securities and/or Individual Registrable Securities without registration.

          Section 12.  Registration Rights of Others.  The Company will not,
                       -----------------------------
without the prior written consent of the holders of a majority of the Registrable Securities, grant to any other person or entity the right to (a) require the Company to initiate the registration of any securities or (b) require the Company to include in any registration, securities owned by such holder, unless under the terms of such arrangement, such holder may include securities in such registration only to the extent that the inclusion thereof does not limit the number of Registrable Securities included therein or adversely affect the offering price thereof; provided, that the Company may
                                             --------
grant such rights, subject to the conditions set forth in this Section 12, to any purchaser of more than 15% of the Company's outstanding capital stock, on a fully diluted basis. The Company represents and warrants that it has not granted any person or entity the right to require the Company to initiate the registration of any securities or include in any registration any securities owned by such holder, except as provided herein or disclosed in the Purchase Agreement, the CIH Purchase Agreement, the Merger Agreement or the Series B Purchase Agreement.

          Section 13.  Lock-Up Agreement.  Each holder of Registrable Securities
                       -----------------
and Individual Registrable Securities agree that in connection with the initial public offering of Common Stock and any subsequent public offering of Common Stock in which shares of Registrable Securities and Individual Registrable Securities are entitled to be included in such public offering by the terms hereof, and upon the request of the managing underwriter in such offering, such holder will not sell, grant any option for the purchase of, or otherwise dispose of any of the Company's securities held by such holder (other than any included in such registered offering, any purchased in a public offering by the Company or any purchased in the open market) without the prior written consent of such underwriter, for such period of time as may be requested by such underwriter (not to exceed (a) 180 days after the effective date of such registration, in the case of the initial public offering of Common Stock, (b) 90 days after the effective date of such registration, in the case of the second registration of the Company's common stock or (c) the amount of time negotiated with the underwriter, not to exceed 90 days, in the case of any other registration). The obligation of the Purchasers under this Section 13 is conditional upon the agreement of all of the Company's executive officers and directors and of all persons holding 5% or greater of the Company's capital stock to be bound by the terms of this Section 13.

          Section 14.  Insider Trading Policy.  At all times during which the
                       ----------------------
Company is subject to the reporting requirements of the Act, the Company will use its reasonable best efforts to establish and maintain an internal policy with respect to officers, directors, employees and related persons and entities who possess material, non-public information of the Company or any of its Subsidiaries (each, an "Insider") in which (a) such Insiders are permitted to trade in the Company's equity securities only during the period commencing forty-eight (48) hours after the public release of quarterly or annual earnings and ending immediately preceding the fifteenth
(15th) calendar day before the end of the next fiscal quarter; and (b) notwithstanding clause (a) above, such Insiders may not, at any time, directly or indirectly, purchase, sell or engage in any derivative or other transaction involving any equity security issued by the Company if at the time of such transaction such Insider is in possession of material, non-public information about the Company.

          Section 15.  Notices.  All notices, demands, requests or other
                       -------
communications hereunder shall be in writing and shall be deemed to have been duly given if delivered in person, or by United States mail, certified or registered with return receipt requested, or by nationally recognized overnight courier service, to the addresses of the respective parties for notices in accordance with the Purchase Agreement, the Stock Purchase Agreement dated March 16, 1999 between the Company, Daniel Nissanoff and Seacoast, the CIH Purchase Agreement, the Merger Agreement or the Series B Agreement.

          Section 16.  Successors and Assigns.  This Agreement shall be binding
                       ----------------------
upon and inure to the benefit of the parties hereto and, with respect to the Company, its successors and assigns, and with respect to the Purchasers, any Permitted Transferee (as defined below) or Full Transferee (as such term is defined in the Third Amended and Restated Stockholders Agreement dated as of this date) of a Purchaser. As used herein, "Permitted Transferee" means a partner, member, officer, director or affiliate of a Purchaser, including, without limitation any affiliated investment fund.

          Section 17.  Survival.  This Agreement, including without limitation
                       --------
the obligation of the parties under Section 10 hereof, shall survive indefinitely.

          Section 18.  Severability and Governing Law.  If any provision of this
                       ------------------------------
Agreement is rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other provision of this Agreement. This Agreement is governed by and construed in accordance with the internal laws of the State of New York.

          Section 19.  Amendments, Etc.  This Agreement may be changed, waived,
                       ---------------
discharged or terminated only with the written consent of the Company and the holders of 75% the Registrable Securities; provided, that no amendment of this
                                           --------
Agreement which has a disproportionate adverse effect on a particular holder of Registrable Securities shall be effective against such holder unless consent to by such holder.

          Section 20.  Counterparts.  This Agreement may be executed in one or
                       ------------
more counterparts, and with counterpart signature pages, each of which shall be an original, and all of which together shall constitute one in the same Agreement.

     Section 21.  Transfer of Rights.  Notwithstanding anything in this
                  ------------------
Agreement and the Series B Purchase Agreement, dated as of the date hereof, to the contrary, any rights to cause the Company to register securities may be transferred or assigned by any Purchaser to any affiliate of such Purchaser; provided, that the Company is given written notice at the time of or within a
--------
reasonable time after said transfer or assignment, stating the name and address of such transferee or assignee and identifying the specific rights being transferred or assigned; and, provided, further, that such transferee or
                              --------  -------
assignee assumes the obligations of the transferring Purchaser under the applicable transaction agreement and agrees to be bound thereby and hereby.

     Section 22.  Aggregation of Stock.  All shares of Registrable Securities
                  --------------------
held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability and extent of any rights under this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as a sealed instrument as of the date first above written.


                                    PARTMINER, INC.

                                    By: /s/ Daniel Nissanoff
                                        -----------------------------
                                        Name:


                                    BOSTON VENTURES LIMITED
                                    PARTNERSHIP V
                                    By:  Boston Ventures Management, Inc.

                                    By: /s/ James Wilson
                                        -----------------------------
                                        Name:  James Wilson


                                    VULCAN SECURITIES LIMITED

                                    By: /s/ Michael von Staudt
                                        -----------------------------
                                        Name:  Michael von Staudt


                                    SEACOAST CAPITAL PARTNERS
                                    LIMITED PARTNERSHIP
                                    By:  Seacoast I Advisors LLC,
                                           its General Partner

                                    By: /s/ Eben S. Moulton
                                        -----------------------------
                                        Name:


                                    SEACOAST INVESTORS LLC

                                    By: /s/ Eben S. Moulton
                                        -----------------------------
                                        Name:


                                    CAHNERS INFORMATION HOLDINGS, INC.

                                    By: /s/ Charles Fontaine
                                        -----------------------------
                                        Name:

                                    INFORMATION HANDLING SERVICES INC.

                                    By: /s/ L. Christopher Meyer
                                        ------------------------------
                                        Name:  L. Christopher Meyer

                                        /s/ Emil H. Dahan
                                        ------------------------------
                                        Emil H. Dahan

                                        /s/ Michael J. Galvin
                                        ------------------------------
                                        Michael J. Galvin

                                        /s/ Patricia Tuxbury Salem
                                        ------------------------------
                                        Patricia Tuxbury Salem

                                        /s/ Peter W. Jeng
                                        ------------------------------
                                        Peter W. Jeng

                                        /s/ James L. McAlarney III
                                        ------------------------------
                                        James L. McAlarney III


                                    IHD-PM, LLC

                                    By: /s/ Emil H. Dahan
                                        ------------------------------
                                        Name:  Emil H. Dahan


                                    INTEGRAL CAPITAL PARTNERS IV, L.P.

                                    By: Integral Capital Management IV, LLC,
                                        its General Partner

                                    By: /s/Pamela K. Hagenah
                                        ------------------------------
                                        Name:  Pamela K. Hagenah
                                        Title: Manager

                                    INTEGRAL CAPITAL PARTNERS IV,
                                      MS SIDE FUND, L.P.

                                    By:  Integral Capital Partners NBT, LLC,
                                         its General Partner

                                    By: /s/ Pamela K. Hagenah
                                        -----------------------------
                                        Name:  Pamela K. Hagenah
                                        Title: Manager


                                    AGILE SOFTWARE CORP.

                                    By: /s/ Thomas P. Shanahan
                                        -----------------------------
                                        Name:


                                    IMPACT VENTURE PARTNERS L.P.

                                    By: /s/ Adam Dell
                                        -----------------------------
                                        Name:


                                    OMI PARTNERSHIP HOLDINGS LTD.

                                    By: /s/ A. R. Melman
                                        -----------------------------
                                        Name:


                                    GENERATION CAPITAL PARTNERS PARTNERS L.P.

                                    By:  Generation Partners L.P., as General
                                         Partner

                                         By:  Generation Capital Company LLC,
                                         as General Partner

                                         By: /s/ Mark Jennings
                                             -------------------------
                                             Mark Jennings
                                             Managing Director

                                    STATE BOARD OF ADMINISTRATION OF FLORIDA

                                    By:  Generation Parallel Management
                                         Partners L.P., as Manager

                                         By:  Generation Capital Company LLC,
                                         as General Partner

                                         By: /s/ Mark Jennings
                                             ------------------------
                                             Mark Jennings
                                             Managing Director


                                    GENERATION PARALLEL MANAGEMENT PARTNERS L.P.

                                    By:  Generation Capital Company LLC,
                                         as General Partner

                                         By: /s/ Mark Jennings
                                             ------------------------
                                             Mark Jennings
                                             Managing Director


                                    BROADVIEW SLP

                                    By: /s/ Peter Mooney
                                        -----------------------------
                                        Name:  Peter Mooney


                                    THE GOLDMAN SACHS GROUP, INC.

                                    By: /s/ Joseph Gleberman
\                                       -----------------------------
                                        Name:  Joseph Gleberman, V.P.